 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2018
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland (Brixmor Property Group Inc.)	001-36160	45-2433192
Delaware (Brixmor Operating Partnership LP)	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company. See the definitions of “emerging growth company” in Rule 12b-2 of the Exchange Act.
Brixmor Property Group Inc. Yes ☐ No ☑ Brixmor Operating Partnership LP Yes ☐ No ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐ Brixmor Operating Partnership LP ☐

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2018, Brixmor Property Group Inc. (the "Company") issued a press release announcing its financial results and Supplemental Disclosure pertaining to its operations for the third quarter ended September 30, 2018. The press release is furnished as Exhibit 99.1 to this Report and the Supplemental Disclosure is furnished as Exhibit 99.2 to this Report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 to this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

99.1	Press release issued October 29, 2018.

99.2	Brixmor Property Group Inc. Supplemental Financial Information for the third quarter ended September 30, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 29, 2018	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary